Components of Other Income (Expense) (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Jun. 30, 2013	Jun. 30, 2012	Jun. 30, 2011
Components of Other Income (Expense) [Line Items]
Dividends and interest income	$ 677	$ 800	$ 900
Interest expense	(429)	(380)	(295)
Net recognized gains on investments	116	564	439
Net losses on derivatives	(196)	(364)	(77)
Net losses on foreign currency remeasurements	(74)	(117)	(26)
Other	194	1	(31)
Total	$ 288	$ 504	$ 910